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                                                                    EXHIBIT 99.1

                                 Netegrity, Inc.

                            Certification Pursuant To
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant To
                  Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the Quarterly Report of Netegrity, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Barry N. Bycoff, President and Chief Executive Officer of the Company, certify, pursuant to Section 1350 of Chapter 63 of Title 18, United States Code, that this Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 28, 2003                  By: /s/ Barry N. Bycoff
                                          -------------------------------------
                                          Barry N. Bycoff
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)



A signed original of this written statement required by Section 906 has been provided to Netegrity, Inc. and will be retained by Netegrity, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.